UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2015

    ARI NETWORK SERVICES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	0-19608 (Commission File Number)	39-1388360 (IRS Employer Identification No.)

10850 West Park Place, Suite 1200 Milwaukee, Wisconsin (Address of principal executive offices)	53224 (Zip Code)

Registrant’s telephone number, including area code:  (414) 973-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On May 7, 2015, ARI Network Services, Inc. (the “Company”) entered into an underwriting agreement (the “Purchase Agreement”) with Craig-Hallum Capital Group LLC (the “Underwriter”).  Subject to the terms and conditions of the Purchase Agreement, the Company has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from the Company, an aggregate of 1,530,435 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a price of $2.805 per share, with a price to the public of $3.00 per share.

Subject to the terms and conditions of the Purchase Agreement, the Company also granted to the Underwriter an option to purchase up to 229,565 additional shares of Common Stock on the same terms within 30 days from the date of the Purchase Agreement to cover over-allotments, if any.  The Company expects to close the sale of the Common Stock on May 12, 2015, subject to customary closing conditions.

The net proceeds from the sale of the Common Stock pursuant to the Purchase Agreement, after deducting the Underwriter’s discount and estimated expenses, are expected to be $4,686,300, assuming full exercise of the Underwriter’s over-allotment option.  The Company intends to use the net proceeds from the offering (1) to invest in or to acquire, from time to time, businesses that align with its core acquisition strategy, (2) to repay its outstanding line of credit balance of $1,750,000 incurred in connection with its recent acquisition of the assets of TASCO Corporation, and (3) for general corporate purposes, which may include working capital and/or capital expenditures.

The offering described herein is being made pursuant to a registration statement on Form S-3 (File No. 333-195379) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission thereunder.  The Registration Statement has been declared effective by the Commission, and a prospectus supplement relating to the offering described herein has been filed with the Commission.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act, other obligations of the parties and termination provisions.  The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

Pursuant to the terms of the Purchase Agreement and related lock-up agreements, the Company and all of its directors and executive officers also agreed not to sell, pledge or otherwise dispose of, directly or indirectly, any shares of common stock or securities convertible into or exchangeable or exercisable for any shares of common stock, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of shares of common stock, whether any such aforementioned transaction is to be settled by delivery of shares of common stock or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of the Underwriter, subject to certain exceptions, extensions and terms as set forth in the Purchase Agreement.

A copy of the Purchase Agreement is filed as Exhibit 1.1 to this Current Report and is incorporated herein by reference, and the description of the terms of the Purchase Agreement is qualified in its entirety by reference to such exhibit.  The Purchase Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Attached as Exhibit 5.1 to this Current Report and incorporated herein by reference is a copy of the opinion of Godfrey & Kahn, S.C. relating to the validity of the shares of Common Stock that may be sold in the offering (the “Legal Opinion”).  The Legal Opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 2.02.  Results of Operations and Financial Condition.

On May 7, 2015, the Company announced its preliminary third quarter earnings results.  Estimated net revenue for the quarter ended April 30, 2015 was in the range of $10.1 million to $10.3 million, compared to $8.2 million in the prior year’s third quarter, and earnings per share (“EPS”) was in the range of $0.01 to $0.02, compared to EPS of $0.01 per common share in the prior year’s third quarter.

This unaudited preliminary financial information for the quarter ended April 30, 2015 is based upon the Company’s estimates and subject to completion of the Company’s financial closing procedures. Moreover, these data have been prepared solely on the basis of currently available information by, and are the responsibility of, management. This preliminary financial information is not a comprehensive statement of the Company’s financial results for this period, and the Company’s actual results may differ materially from these estimates due to the completion of the Company’s financial closing procedures, final adjustments, and other developments that may arise between now and the time the closing procedures for the quarter are completed. There can be no assurance that these estimates will be realized, and estimates are subject to risks and uncertainties, many of which are not within the Company’s control.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

1.1 Purchase Agreement, dated May 7, 2015

5.1 Opinion of Godfrey & Kahn, S.C.

23.1 Consent of Godfrey & Kahn, S.C. (contained in Exhibit 5.1)

Notice Regarding Forward-Looking Statements

Certain statements in this Current Report contain “forward‐looking statements” regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933. All statements other than statements of historical facts are statements that could be deemed to be forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projects about the markets in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “targets,” “goals,” “projects”, “intends,” “plans,” “believes,” “seeks,” “estimates,” “endeavors,” “strives,” “may,” or variations of such words, and similar expressions are intended to identify such forward-looking statements. Readers are cautioned that these forward‐looking statements are subject to a number of risks, uncertainties and assumptions that are difficult to predict, estimate or verify. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Such risks and uncertainties include those factors described in Part 1A of the company’s most recent annual report on Form 10‐K, as such may be amended or supplemented by subsequent quarterly reports on Form 10-Q, or other reports filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward‐looking statements. The forward‐looking statements are made only as of the date hereof, and the company undertakes no obligation to publicly release the result of any revisions to these forward‐looking statements. For more information, please refer to the company’s filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 8, 2015 ARI NETWORK SERVICES, INC.

By: /s/ William A. Nurthen

William A. Nurthen

Vice President, Chief Financial Officer and

Secretary

EXHIBIT INDEX

Exhibit No. Description

1.1  Purchase Agreement, dated May 7, 2015

5.1 Opinion of Godfrey & Kahn, S.C.

23.1 Consent of Godfrey & Kahn, S.C. (contained in Exhibit 5.1)